                                                                    EXHIBIT 99.1
[Pride International Logo]

                                                                    NEWS RELEASE
             5847 San Felipe, Suite 3300 . Houston, Texas 77057 . (713) 789-1400
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                           Contact:  Paul A. Bragg
                                                          Earl W. McNiel
                                                          (713) 789-1400

                 PRIDE INTERNATIONAL REPORTS QUARTERLY RESULTS

     HOUSTON, TEXAS, FEBRUARY 21, 2001 - Pride International, Inc. (NYSE: PDE) reported net earnings for the fourth quarter of 2000 of $8,531,000, or $.12 per share, on revenues of $282,050,000. For the same period in 1999, Pride reported a net loss of $3,115,000 or $.05 per share, on revenues of $155,355,000.

     For the year ended December 31, 2000, net earnings were $736,000, or $.01 per share, on revenues of $909,007,000. For the year ended December 31, 1999, the net loss was $51,883,000, or $.99 per share, on revenues of $619,385,000. Results for the prior year include an extraordinary gain of $3,884,000, related to the early extinguishment of debt, an insurance gain of $3,327,000, net of estimated income taxes, and restructuring charges totaling $27,469,000, net of estimated income taxes. Excluding the extraordinary gain and the non-recurring items, the net loss in 1999 was $31,625,000, or $.60 per share.

     The Company experienced substantial increases in utilization and day rates in each of its operating segments during 2000. International offshore operations also benefited from the addition of two new ultra-deepwater drillships and two jackups during the year. In addition, operating results have benefited from contributions of the E&P services segment acquired in April 2000.

     Pride will host a conference call at 9:00 a.m. central time on Thursday, February 22, 2001, to further discuss earnings for the quarter and year. Individuals who wish to participate in the conference call may do so by dialing
(888) 560-8501 in the United States or (312) 470-0053, worldwide. The conference leader will be Paul Bragg and the password is "Pride". In addition, the conference call will be broadcast live, on a listen-only basis, over the Internet at http://www.videonewswire.com/PRIDE/022201/. A replay of the conference call will be available on Pride's corporate web site at http://www.prideinternational.com.

     Pride International, Inc. headquartered in Houston, Texas, is one of the world's largest drilling contractors. The Company provides onshore and offshore drilling, workover and related services in more than 20 countries, operating a diverse fleet of 298 rigs, including two ultra-deepwater drillships, seven semisubmersible rigs, 19 jackup rigs, five tender-assisted rigs, three barge rigs, 21 offshore platform rigs and 241 land rigs.
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                           PRIDE INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                  (Unaudited)



                                                       THREE MONTHS ENDED DECEMBER 31,          Twelve Months Ended December 31,
                                                    -----------------------------------     --------------------------------------
                                                           2000               1999                 2000                  1999
                                                    ----------------- -----------------     -----------------    -----------------
Revenues                                                    $282,050           $155,355             $909,007              $619,385
Operating costs                                              190,527            105,189              604,580               441,903
Restructuring charges                                             --                 --                   --                12,817
                                                    ----------------- -----------------     -----------------    -----------------
     Gross margin                                             91,523             50,166              304,427               164,665
Depreciation and amortization                                 34,992             25,385              130,255                95,723
Selling, general and administrative                           22,138             23,488               80,496                78,825
Restructuring charges                                             --             (1,869)                  --                23,831
                                                    ----------------- -----------------     -----------------    -----------------
Earnings (loss) from operations                               34,393              3,162               93,676               (33,714)
Other income (expense)
     Other income, net                                           476              7,111                1,808                11,125
     Interest income                                           5,236              3,113               12,169                 8,552
     Interest expense                                        (24,064)           (16,589)             (90,764)              (60,992)
                                                    ----------------- -----------------     -----------------    -----------------
      Total other income (expense), net                      (18,352)            (6,365)             (76,787)              (41,315)
                                                    ----------------- -----------------     -----------------    -----------------
Earnings (loss) before income taxes                           16,041             (3,203)              16,889               (75,029)
Income tax provision (benefit)                                 5,510             (3,124)               5,341               (23,258)
Minority interest                                              2,000              3,036               10,812                 3,996
                                                    ----------------- -----------------     -----------------    -----------------
Net earnings (loss) before extraordinary item                  8,531             (3,115)                 736               (55,767)
Extraordinary item                                                --                 --                   --                 3,884
                                                    ----------------- -----------------     -----------------    -----------------
Net earnings (loss)                                         $  8,531           $ (3,115)            $    736              $(51,883)
                                                    ================= =================     =================    =================
Net earnings (loss) per share before extraordinary
 item
     Basic                                                  $   0.13           $  (0.05)            $   0.01              $  (1.06)
     Diluted                                                $   0.12           $  (0.05)            $   0.01              $  (1.06)
Net earnings (loss) per share after extraordinary
 item
     Basic                                                  $   0.13           $  (0.05)            $   0.01              $  (0.99)
     Diluted                                                $   0.12           $  (0.05)            $   0.01              $  (0.99)
Weighted average shares outstanding
     Basic                                                    67,194             60,110               64,634                52,526
     Diluted                                                  68,658             60,110               67,418                52,526

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                           PRIDE INTERNATIONAL, INC.
                          RESULTS BY OPERATING SEGMENT
                                 (in thousands)
                                  (Unaudited)



                                               THREE MONTHS ENDED DECEMBER 31,              TWELVE MONTHS ENDED DECEMBER 31,
                                         -----------------------------------------     ----------------------------------------
                                                2000                   1999                  2000                   1999
                                         ------------------     ------------------     -----------------     ------------------
Revenues
  Gulf of Mexico                                   $ 46,862               $ 17,032              $136,092               $ 85,649
  International offshore                             84,788                 66,646               322,581                270,626
  International land                                118,887                 71,677               364,461                263,110
  E&P services                                       31,513                     --                85,873                     --
                                         ------------------     ------------------     -----------------     ------------------
     Total revenues                                 282,050                155,355               909,007                619,385
                                         ------------------     ------------------     -----------------     ------------------

Operating Costs
  Gulf of Mexico                                     27,835                 16,150                90,020                 68,207
  International offshore                             55,483                 37,117               184,954                179,560
  International land                                 85,705                 51,922               268,832                206,953
  E&P services                                       21,504                     --                60,774                     --
                                         ------------------     ------------------     -----------------     ------------------
     Total operating costs                          190,527                105,189               604,580                454,720
                                         ------------------     ------------------     -----------------     ------------------

Gross Margin
  Gulf of Mexico                                     19,027                    882                46,072                 17,442
  International offshore                             29,305                 29,529               137,627                 91,066
  International land                                 33,182                 19,755                95,629                 56,157
  E&P services                                       10,009                     --                25,099                     --
                                         ------------------     ------------------     -----------------     ------------------
     Total gross margin                            $ 91,523               $ 50,166              $304,427               $164,665
                                         ==================     ==================     =================     ==================

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                           PRIDE INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                                              DECEMBER 31,                   DECEMBER 31,
                                                                                 2000                           1999
                                                                      -------------------------      -------------------------
                                                                              (Unaudited)
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                       $  123,488                     $  111,627
     Short term investments                                                                  --                         42,877
     Trade receivables, net                                                             234,990                        129,311
     Parts and supplies                                                                  53,938                         36,295
     Deferred income taxes                                                                  601                             --
     Prepaid expenses and other current assets                                           65,131                         77,380
                                                                      -------------------------      -------------------------
          Total current assets                                                          478,148                        397,490
                                                                      -------------------------      -------------------------
PROPERTY AND EQUIPMENT, net                                                           2,020,123                      1,893,680
                                                                      -------------------------      -------------------------
OTHER ASSETS
     Investments in and advances to affiliates                                           59,420                         51,012
     Goodwill                                                                            51,940                          3,120
     Other assets                                                                        67,297                         43,375
                                                                      -------------------------      -------------------------
          Total other assets                                                            178,657                         97,507
                                                                       -------------------------      -------------------------
                                                                                     $2,676,928                     $2,388,677
                                                                      =========================      =========================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                                                $  144,710                     $  106,391
     Accrued expenses                                                                   131,218                         96,593
     Short-term borrowings                                                               22,135                            402
     Current portion of long-term debt                                                   85,286                         53,097
     Current portion of long-term lease obligations                                       4,267                          8,336
                                                                      -------------------------      -------------------------
          Total current liabilities                                                     387,616                        264,819
                                                                      -------------------------      -------------------------
OTHER LONG-TERM LIABILITIES                                                              81,364                         51,163
LONG-TERM DEBT, net of current portion                                                  917,777                        898,237
LONG-TERM LEASE OBLIGATIONS, net of current portion                                      17,682                         34,176
ZERO CPN CONVERTIBLE SUBORDINATED DEBENTURES                                            226,861                        216,473
DEFERRED INCOME TAXES                                                                    40,793                         48,064
MINORITY INTEREST                                                                        46,739                         50,476
SHAREHOLDERS' EQUITY                                                                    958,096                        825,269
                                                                      -------------------------      -------------------------
                                                                                     $2,676,928                     $2,388,677
                                                                      =========================      =========================